NI 43-101

TECHNICAL REPORT

ON THE

GÜMÜŞHANE  EXPLORATION PROJECT

TURKEY

For

ASLANAY MINING

By

Robert M. Allender, Jr., CPG, RG

Phoenix, Arizona, USA

TECHNICAL REPORT

R.M.Allender, Jr.,CPG, RG

Report No. 12-28

Effective Date: September 27, 2012

Signing Date:

NI43-101 Gümüşhane Project Technical Report

NOTICE

This  report  was  prepared  as  a  Canadian  National  Instrument  43-101  Technical  Report,  in

accordance  with  Form  43-101F1,  for  Aslanay  Mining  (“Aslanay”)  by  Robert  M.  Allender,  Jr.

(“Author”).  The  quality  of  information,  conclusions  and  estimates  contained  herein  is  consistent with  the  level  of  effort  described  in  the  agreement  between  Aslanay  and  Author  and  based  on:  i)

information  available  at  the  time  of  preparation,  ii)  data  supplied  by  Aslanay  and  other  outside sources,  and  iii)  the  assumptions,  conditions,  and  qualifications  set  forth  in  this  report.  This report  is  intended  to  be  used  by  Aslanay,  subject  to  the  terms  and  conditions  of  its  contract  with

Author.  This  contract  permits  Aslanay  to  file  this  report  as  a  Technical  Report  with  Canadian

Securities   Regulatory   Authorities   pursuant   to   National   Instrument   43-101,   Standards   of

Disclosure  for  Mineral  Projects  and  with  the  United  States  Securities  Exchange  Commission pursuant to Guide 7, Description of Property by Issuers Engaged or to be Engaged in Significant

Mining Operations. Any other use of this report by any third party is at that party’s sole risk.

NI43-101 Gümüşhane Project Technical Report

TECHNICAL REPORT

ON THE

GÜMÜŞHANE EXPLORATION PROJECT,

TURKEY

TABLE OF CONTENTS

CONTENTS

PAGE

Title Page

1

Notice

2

Date and Signature Page

5

Table of Contents

3

Item 1:

Summary

6

Item 2:

Introduction

7

Item 3:

Reliance on Other Experts

7

Item 4:

Property Description and Location

8

Item 5:

Accessibility, Climate, Local Resources, Infrastructure and Physiography

12

Item 6:

History

13

Item 7:

Geological Setting and Mineralization

13

Item 8:

Deposit Types

17

Item 9:

Exploration

17

Item 10:     Drilling

18

Item 11:     Sample Preparation, Analyses and Security

18

Item 12:     Data Verification

19

Item 13:     Mineral Processing and Metallurgical Testing

19

Item 14:     Mineral Resource Estimates

19

Item 15:     Mineral Reserve Estimates

19

Item 16:     Mining Methods

19

Item 17:     Recovery Methods

19

Item 18:     Project Infrastructure

19

Item 19:     Market Studies and Contracts

19

Item 20:     Environmental Studies, Permitting and Social or Community Impact

19

Item 21:     Capital and Operating Costs

19

Item 22:     Economic Analysis

19

Item 23:     Adjacent Properties

19

Item 24:     Other Relevant Data and Information

19

Item 25:     Interpretation and Conclusions

20

Item 26:     Recommendations

20

Item 27:     References

21

Appendix: Havadan License Documents

22

NI43-101 Gümüşhane Project Technical Report

TABLE OF CONTENTS - CONTINUED

FIGURES

PAGE

1

Reference Map of Turkey

7

2

Gümüşhane Province Location Map

8

3

Gümüşhane Project Location Map

10

4

Gümüşhane Licenses Location and Topographic Map

11

5

General tectonics of Turkey

13

6

Plate Tectonic Features of Turkey

14

7

Geologic Map and Sections, Gümüşhane Licenses

16

TABLES

PAGE

1

Aslanay Mining Gümüşhane License s

8

2

Gümüşhane Project Selected Analytical Results

18

NI43-101 Gümüşhane Project Technical Report

CERTIFICATE OF QUALIFIED PERSON

Robert M. Allender, Jr. Certified Professional Geologist (07475)

I, Robert M. Allender, CPG, residing at 5730 East Windrose Drive, Scottsdale, Arizona, USA do

hereby certify that:

1. I am an independent geological consultant contracted by Aslanay Mining;

2. I am a graduate of Colorado State University with a Bachelor of Science degree in Geology

(1978);

3. I am a geological consultant and currently a Certified Professional Geologist (CPG #07475)

by the American Institute of Professional Geologists (AIPG);

4. I have worked as a geologist for a total of 34 years since obtaining my B.Sc. degree;

5. I am responsible for all sections of this technical report entitled “Technical Report on the

Gümüşhane Exploration Project, Turkey for Aslanay Mining” and dated September 27, 2012;

6. I visited the Gümüşhane property on June 2 and 5, 2012;

7. I have had no prior involvement with the Gümüşhane Property that is the subject of this

Technical Report;

8. As of the date of this certificate, to the best of my knowledge, information and belief, the technical report contains all scientific and technical information that is required to be disclosed to make the technical report not misleading;

9. I have read the definition of “qualified person” set out in National Instrument 43-101 (NI 43-

101) and certify that by reason of my education and past relevant work experience, I fulfill the requirements to be a “qualified person” for the purposes of NI 43-101. This report is based on my personal review of information provided by the Issuer and on discussions with the Issuer’s representatives;

10. I am independent of the issuer applying the test in Section 1.4 of NI 43-101;

11. I have read NI 43-101 and Form 43-101F1 and the Report has been prepared in compliance therewith;

Effective Date: September 27, 2012

Signing Date:

{SIGNED AND SEALED}

_______________________________

Robert M. Allender, Jr.

NI43-101 Gümüşhane Project Technical Report

Item 1:

Executive Summary

Robert M. Allender, Jr. ("Author") was retained by Aslanay Mining, Industry, and Trade Limited

Company (“Aslanay Mining”) to conduct a technical review of the Gümüşhane Project

(the  "Project")  located  in  Gümüşhane  Province,  Turkey  and  prepare  a  National  Instrument  43-

101  ("NI  43-101")  Technical  Report.  For  the  purposes  of  this  report,  the  Author  (a  Certified

Professional  Geologist  and  Qualified  Person)  visited  the  Gümüşhane  Project  on  June  2  and  June

5,  2012.  The  Author  also  reviewed  all  available  technical  information  and  collected  sample  of geologic materials from the site for laboratory analysis.

The  Gumushane  project  is  located  in  the  Merkez  District,  Gümüşhane  Province,  Northeastern

Anatolia,  Turkey  about  65  kilometers  south  of  the  major  Black  Sea  port  of  Trabzon.  Aslanay

holds   two   Group   4   exploration   licenses   on   343.83   hectares   approximately   ten   kilometers

southwest  of  the  town  of  Gümüşhane.   The  Group  4  licenses  allow  Aslanay  to  explore  for  and develop  metallic  minerals  on  the  licensed  area.  While  there  is  no  apparent  historical  metal mining  on  or  near  the  Project,  Gümüşhane  has  been  the  center  of  an  historic  and  extensive precious  and  base  metal  mining region  since before Roman  times.  The town  and  province derive their name from the silver (“gümüş” in Turkish) that was historically produced in the area.

The Gümüşhane  Project  is  located  within  the  Eastern  Black  Sea tectonic region  in  what  is  called

the  Eastern  Pontides  province  in  northeastern  Turkey.    The  Eastern  Pontides  form  part  of  the

Tethyan  metallogenic  belt.  This  belt  of  highly  deformed  and  mineralized  rocks  is  one  of  the world's  significant  gold  and  copper  bearing  belts  and  extends  from  Pakistan  to  the  Balkans through Iran, Azerbaijan, Georgia and Turkey.  The Eastern Pontides province has a high level of

geological   potential   for   three   major   styles   of   mineralization.   Current   advanced-exploration

projects     and   producing   mines   in   the   area   represent   porphyry-style   copper-gold   deposits,

volcanic-hosted   massive   sulfides   (“VMS”)   base/precious   metal   deposits,   and   both   high-

sulphidation and low-sulphidation epithermal gold-silver deposits.

The Project is in the early exploration stage and Aslanay is in the first phase of exploratory work.

Preliminary  sampling  by  the  Author  and  by  Aslanay  indicate  the  presence  of  metallic  mineral enrichment on  the surface in the  western portion  of the  Gumushane No.2  block. This  enrichment is  located  within  an  extensive  alteration  zone  that  exhibits  the  characteristics  of  more  deeply seated metallic deposits.  Copper-bearing barite veins on the surface in this  area were found to be

anomalous  in  copper,  silver,  mercury,  antimony,  barium,  and  thallium.   One  sample  contained

0.67%  copper  and  87.39  grams  per  tonne  silver.  These  elevated  concentrations  are  typically indicative  of  metallic  mineralization  at  depth.  Further  investigations  and  study  will  be  necessary to identify the nature and extent of the mineralized rock mass.

Given  the  potential  for  mineral  deposits  in  the  area,  Aslanay  is  preparing  to  conduct  detailed

exploration   activities   on   the   license   area.   The   Author   is   recommending   detailed   geologic

mapping  and  analysis,  geochemical  sampling  and  analysis,  geophysical  investigations,  remote sensing  data  acquisition  and  analysis,  and  exploration  drilling.  The  initial  drilling  program  will focus  on  targets  identified  based  on  the  results  of  the  mapping,  geochemistry  and  geophysics testing, and the remote sensing analysis.

NI43-101 Gümüşhane Project Technical Report

Item 2:

Introduction

This  technical  report  has  been  commissioned  by and  prepared  for  Aslanay Mining,  Industry,  and

Trade  Limited  Company  (Aslanay  Mining)  with  an  address  at   Emirhan  Caddesi,  Naki  Cendere

Apt.  No.  88/4,  Besiktas,  Istanbul,  Turkey.  Aslanay  Mining  is  the  Turkish  entity  that  holds  the

Gümüşhane licenses, Aslanay is a wholly owned subsidiary of TCMI Mining and Minerals, Inc.

This report has been prepared for the purpose of summarizing all available information regarding the  property  and  providing  a  baseline  of  technical  and  exploration  information  from  which further examinations and exploration may be commenced.

Information   regarding   the   Gümüşhane

property  has  been  provided  by  Aslanay

Mining.

Technical      information

describing    the    geology    and    mineral

deposits  in  the  area  of  the  Gümüşhane

property  has  come  from  the  preliminary

report      prepared      by      Aslanay      in

fulfillment  of  requirements  to  obtain  the

exploration   licenses   for   the   property

(Yazici,2012).    Technical    information

specific  to  the  Gümüşhane  properties  is

generally   scarce.   Preliminary   geologic

maps  of  the  area were obtained  from  the

General Directorate of Mineral Research

Turkey
200 km
200 miles
Romania
Ukraine
Russia
Bulgaria
Black Sea
Georgia
Edirne
Gr.
Istanbul
Bospurus
Zonguldak
Trabzon
Kars
Sea of Marmara
Dardanelles
Izmit
Adapazari
Karabuk
Samsun
Coruh
Tokat
Bursa
Sakarya
Ankara
Kirikkale
Sivas
Erzurum
Aras
Erzincan
Balikesir
Eskisehir
Kutahya
Aegean Sea
Tuz Golu
Kizilirmak
Murat
Manisa
Kayseri
Elazig
L. Van
Van
Izmir
Menderes
Denizli
Konya
Seyhan
Malatya
Diyarbakir
Iran
Isparta
Ceyhan
Batman
Gaziantep
Adana
Antalya
Urfa
Mersin
Tarsus
Iskenderun
Antioch
Tigris
Euphrates
Syria
Iraq
Cyprus
Lebanon
Mediterranean Sea
45
40
35
30
35
40
45

Figure 1. Reference Map of Turkey

and  Exploration  (commonly  called  the

MTA). All published material utilized in

the  preparation  of  this  report  are  listed  in  the  Reference  section  at  the  end  of  this  report.     A

personal  inspection  of  the  property was  conducted  by the  Author,  on  Saturday,  June 2,  2012  and

on Tuesday, June 5, 2012.

Item 3:

Reliance on Other Experts

The  Author  has  relied,  and  believes  that  he  has  a  reasonable  basis  to  rely,  upon  Dr.  Salih

Bayraktutan,  Ph.D.  geologist,  Exploration  Manager  of  Aslanay who  has  contributed  much  of  the geological  and  mineralization  information  regarding  the  Gümüşhane  Property.  The  Author  has also  relied  upon  the  legal,  environmental,  permitting,  and  business  information  provided  by

Aslanay Mining that has been reviewed by the author and included in this report.

Although  copies  of  the  exploration  licenses  and  the  preliminary  survey  reports  prepared  by

Aslanay  were  reviewed,  an  independent  verification  of  land  title  and  tenure  was  not  performed.

The author has not verified the legality of any underlying agreement(s) that may exist concerning the licenses or other agreement(s) between third parties.

A draft copy of the report has been reviewed for factual errors by Aslanay. Any edits or revisions made as a result of this review did not involve any alteration to the conclusions made. Hence, the

NI43-101 Gümüşhane Project Technical Report

statement and opinions expressed in this document are given in good faith and in the belief that such statements and opinions are not false and misleading at the date of this report.

Item 4:      Property Description and Location

The  subject  property  lies  in  the  Gümüşhane  Province  (Figure  2),  Merkez  District  approximately

10  kilometers  west-southwest  of  the  town  of  Gümüşhane  in  northeastern  Turkey.  The  property blocks  are  situated  along  the  southern  edge  of  the  Dortkonak  Upland  between  the  villages  of

Aksu  (southeast),  Ҫamli  (east),  and  Dortkonak  (northeast).  The  location  and  topography  of  both property blocks  is  shown  in  Figure  3.  Location

and  topography  of  the  two  license  blocks  are

shown in Figure 4.

Gümüşhane   Block   No.   1   is   located   on   a

relative  flat  highland  on  the  western  flank  of

Terek  Hill.  Topographic  relief  on  the  block  is

low    ranging    from    2,100    meters    at    the

northwest and southeast corners of the block to

Figure 2. Gumushane Province Location

2,260 meters  on Terek  Hill (elevation 2,270  meters at UTM  Zone 37N, 537000E, 4475000N  ) in

the  northeast  corner  of  the  block.   In  general,  the  central  portion  of  the  block  straddles  a  low ridge that runs southwest to northeast through the block.

Gümüşhane   Block   No.   2   is   located   on   Şorderenintaşi    Hill   (UTM   coordinates   536450E,

4472750N,  Zone  37;  2,175  meters  elevation)  one  kilometer  south  of  Gümüşhane  Block  No.  1.

Topographic  relief  on  the  property  is  high  with  elevations  ranging  from  1,600  meters  in  the

northeast  corner  of  the  property  to  2,300  meters  in  the  northwest  corner.    In  general,  the

topography  in  the  immediate  area  of  the  property  rises  sharply  to  the  west  from  the  drainage valleys to the east.

Exploration  Licenses.   The  issuer  holds  two  Group  4  Exploration  Licenses  from  the  Turkish

Energy and  Natural  Resources  Ministry,  General  Directorate  of  Mining,  for  two  separate,  nearly adjacent,  blocks  of  ground  in  the  Gümüşhane  area.  The  total  license  area  is  343.83  hectares.

License details are shown in the following table.

Table 1. Aslanay Mining Gümüşhane Licenses

Gümüşhane

License

Access

Total area

Expiration

Property

Number

Number

(hectares)

Effective Date

Date

No. 1

201200505

3287409

125.00

3 April 2012

3 April 2019

No. 2

201200564

3289062

218.83

8 May 2012

8 May 2019

A  Group  4  license  entitles  the  holder  to  conduct  exploration  and  development  activities  on  the site  and  produce  minerals  from  on-site  deposits.  Group  4  licenses  are  effective  for  a  period  of

seven   years.     Upon   expiration   of   the   license   or   completion   of   exploration   and   resource

NI43-101 Gümüşhane Project Technical Report

development  a  production  license  may  be  obtained  by  application  to  the  Ministry.  Production licenses have a term of 10 years which may be extended for an additional 10 year period.

Further conditions under this license type require a Pre-Exploration period of one year, a

General Exploration period with a term of two years and a Detailed Exploration period of four years duration.

The Pre-Exploration period is devoted to the collection and analysis of surface rock and geochemical samples, geophysical investigations, remote sensing data acquisition and interpretation, and other preliminary investigations designed to determine if further exploratory work is warranted.  The focus of these investigations is to identify possible mineral deposits on the subject property.

If the results of the Pre-Exploration investigations identify targets warranting further testing then the General Exploration period may be commenced.  This period involves more detailed and extensive investigations into the geology and mineral deposits on the property.  Activities during this phase of exploration could include topographic mapping, detailed geologic and mineral deposit mapping, drilling, resource identification and estimation, reserve identification and estimation, deposit modeling, preliminary economic evaluations, and preliminary mining engineering studies designed to evaluate the potential feasibility of mining any discovered deposits.

The Detailed Exploration period may include the refinement and detailed extension of some or all of the activities undertaken during the General Exploration phase in addition to technical and economic studies that might lead to mine development and production.

NI43-101 Gümüşhane Project Technical Report

- 4472750

N ^

Figure 3.

Gümüşhane

Datum European 1950

Project Location

UTM Zone 37N

Map

NI43-101 Gümüşhane Project Technical Report

N ^

Datum European 1950

UTM Zone 37N

Figure 4.

Gumushane Licenses

Location and

Map prepared by

Topographic Map

Aslanay Mining

NI43-101 Gümüşhane Project Technical Report

Royalties.  The  Government  of  Turkey  retains  the  right  to  a  royalty  on  all  mineral  production.

The Group  4  category comprises  all  industrial  and  metallic  minerals  including base  and  precious

metals  which  are  the  subject  of  the  exploration  licenses  for  the  Gümüşhane  properties.    The

government royalty amount on Group 4 production is 4%.  This amount is reduced by half to 2%

if  the  issuer  constructs  and  operates  a  processing  plant  in  Turkey  for  purposes  of  processing  its own ore.

The  Gümüşhane  No.  1  property  was  acquired  from  a  private  owner.   Details  of  the  transaction

are not known  by the author.  According to Aslanay,  no  royalty is retained  by the previous owner to any  production from the property block.

The  Gümüşhane  No.  2  property  was  acquired  at  Government  auction  in  February  2012.   Other

details of the acquisition are not known by the author. The royalty retained by the Government is as discussed above.

Environmental  Permits  and  Liabilities.  As  far  as  is  known  by  the  author,  there  are  no  known environmental  liabilities  on  either  Gümüşhane  property  block  at  this  time.  Since  part  of  the property  is  forested,  a  permit  will  be  required  to  conduct  exploration  drilling  on  the  property.

This  permit  may  be  secured  by  application  to  the  Ministry  of  Environment  and  Forestry  and

efforts in the regard are currently underway by Aslanay.

Item 5:

Accessibility, Climate, Local Resources, Infrastructure and Physiography

The   subject   property   is   located   approximately   10   kilometers   from   the   urban   center   at

Gümüşhane,  Turkey.    Gümüşhane  is  surrounded  by  mountain  ranges  including,  the  Zigana-

Trabzon Mountains to the north, the Çimen Mountains to the south, the Giresun Mountains to the west, and the Pulur - Soğanli Mountains to the east. Access to Gümüşhane is possible year round over  a  well-traveled  and  maintained  paved  road  from  Trabzon  which  is  65  kilometers  to  the north of Gümüşhane.

Access  to  the  properties  is  on  gravel  roads  from  the  main  paved  highway  that  runs  through  the

center  of  Gümüşhane.   The  roads  appear  well  maintained  at  least  in  the  summer  months.   Wet

weather,  however,  renders  these  impassable  at  times,  as  witnessed  during  the  site  visits  in  June

2012.   These  access  roads  are  apparently  not  maintained  during  the  winter  months.   Year-round

access   to   the   site   will   likely   require   significant   upgrades   to   existing   roads   or   new   roads

altogether.  Snow clearance will probably also be necessary to maintain winter access.

Gümüşhane  has  a  humid  continental  climate  with  cold  and  snowy  winters  and  hot  and  humid

summers.   The   Gümüşhane   area   averages   approximately   461millimeters   (18   inches)   of

precipitation  per  year  with  April  and  May being  the  wettest  months  of  the  year  with  a  combined

total  of  approximately  127  millimeters  (5  inches)  of  presipitation.   Temperatures  vary  from  an

average  high  of  27  °C  (80  °F)  in  July  to  an  average  of  2  °C  (35  °F)  in  January.   Average  low

temperatures range  from  13°C (55 °F) in July to  -5 °C (23 °F) in January (Wikipedia).   As noted

previously,  winter  weather  and  summer  storms  could  affect  access  and  production  activities unless an all-weather, all-season road is constructed.

Gümüşhane  Block  No.  1  is  located  on  a relative  flat  highland  on  the  western  flank  of  Terek  Hill.

Topographic  relief  on  the  block  is  low  ranging from  2,100  meters  at  the  northwest  and  southeast

NI43-101 Gümüşhane Project Technical Report

corners  of  the  block  to  2,260  meters  on  Terek  Hill  (elevation  2,270  meters  at  UTM  Zone  37N,

537000E,  4475000N  )  in  the  northeast  corner  of  the  block.   In  general,  the  central  portion  of  the

block  straddles  a  ridge  that  runs  southwest  to  northeast  through  the  block.  The  property is  rocky

and  fairly  completely  covered  with  a  variety  of  vegetation.   Low  grasses  and  alpine  plants  are

prevalent.

Gümüşhane   Block   No.   2   is   located   on   Şorderenintaşi    Hill   (UTM   coordinates   536450E,

4472750N,  Zone  37N;   2,175  meters  elevation)  one kilometer  south  of  Gümüşhane  Block  No.  1.

Topographic  relief  on  the  property  is  high  with  elevations  ranging  from  1,600  meters  in  the

northeast  corner  of  the  property  to  2,300  meters  in  the  northwest  corner.    In  general,  the

topography  in  the  immediate  area  of  the  property  rises  sharply  to  the  west  from  the  drainage valleys  to  the  east.  The  property  is  heavily  wooded  in  places  with  pine,  fir,  oak,  and  aspen  trees and is generally vegetated with low grasses and alpine plants in the steep, rocky areas of the site.

The  property  package  of  two  separate  but  proximal  blocks  is  sufficiently  large  to  accommodate exploration,  development,  and  limited  mining  activities  depending  on  the  possible  extent  of mineral  deposits  discovered.  Power  is  available  locally  in  the  form  of  a  high  voltage  over-head

line  that  traverses  the  area  immediately  adjacent  to  the  Gümüşhane  No.  2  block.    Limited

quantities   of   surface   water   may   be   available   to   mining   operations,   however,   groundwater

resources  are  apparently  very  limited  in  this  mountaintop  area  (Tudes  and  Ceryan,  2006).   The

underlying  carbonate,  volcanic,  and  granitic  rocks  are  apparently  poor  aquifers.   There  are  areas

available  on  the  sites  and  on  adjacent  lands  that  could  potentially  accommodate  waste  and tailings disposal.  Potential processing plant sites are also available.

Item 6:

History

The Gümüşhane No. 1 property was acquired from a Murat Nebioglu of Trabzon in April, 2012.

Nebioglu had produced some coal from the property in the recent past and had conducted some exploration drilling for coal on the block. The license was transferred to Aslanay and a new

Exploration License issued to Aslanay on April 30, 2012.  The Gümüşhane No. 2 block was acquired through government auction in early May 2012 and the Exploration License was issued to Aslanay on May 8, 2012.

Item 7:

Geological Setting and Mineralization

Regional Geologic Setting.

The  Gümüşhane  property  is  located  within  the  Eastern  Black

Sea   tectonic   region.     It   is   further   located   in   the   Eastern

Pontides   volcanic   province   in   northeastern   Turkey,   which

forms   part   of   the   Tethyan   metallogenic   belt.   This   belt   of

deformed   and   mineralized   rocks   is   one   of   the   world's

Figure 5. General Tectonics of Turkey

significant  gold  and  copper  bearing  belts  and  extends  from

Pakistan  to  the  Balkans  through  Iran,  Azerbaijan,  Georgia  and  Turkey.  The  regional  tectonic setting is shown in Figures 5 and 6.

The  Eastern  Pontides  province  has  a  high  level  of  geological  potential  for  three  major  styles  of mineralization:

NI43-101 Gümüşhane Project Technical Report

          porphyry-style copper-gold deposits;

          volcanic-hosted massive sulphides (“VMS”) base/precious metal deposits;

          and both high-sulphidation and low-sulphidation epithermal gold-silver deposits.

The  major  operating  mines  within  the  Tethyan  Tectonic  Belt  contain  porphyry  copper  deposits that are some of the largest sources of copper in the world and also  yield significant quantities of gold  and  molybdenum.  The  Eastern  Pontides  province  contains  numerous  historically  mined

deposits   (e.g.Giresan-Lahanos,   an   underground   copper   mine  owned   by  Demir   Export   AS),

advanced   projects   (e.g.   Altintepe,   a   high-sulfidation   epithermal   deposit   owned   by   Stratex

International),  and  currently  producing  mines  (e.g.  Cayeli,  Murgul  and  Mastra).  Cayeli  is  a significant  VMS  deposit  with  reserves  of  9.0  million  tonnes  at  3.2%  copper,  4.3%  zinc,  0.5g/t gold  and  41g/t  silver  (Inmet  Mining  2011  annual  report);  Murgul  with  resources  of  80  million tonnes at 1.1% copper; and Cerateppe  (Teck Resources,  Ltd.)  with reserves  of 1.6 million tonnes at 8.8% copper, 1.1% zinc, 1.4g/t  gold and 33g/t silver. The Mastra Gold  Mine  (KEFI Minerals),

developed  on  a  low  sulphidation  epithermal  vein  system,  has  reserves  of  0.87  million  tonnes  at

9.8g/t gold and 5.3g/t silver.

The  major  lithologic  units  in  this  region

are    representative    of    Paleozoic-Lower

Mesozoic    granitic    intrusions,    Jurassic

volcanism,    Cretaceous    limestone,    and

Lower    Tertiary    calc-alkalic    island    arc

volcanism.

The  structural  geology  of  the  province  is

highly  complex.  Intense  tectonic  activity

related  to  the  collision  of  several  crustal

plates  in  this  area  of  the  Middle  East  and

Eurasian Plate
North Anatolian Fault
Anatolian Plate
East Anatolian Fault
Bitlis-Zagros
Fold and Thrust Belt
Hellenic Arc
Cyprus Arc
Mediterranean Ridge
Dead Sea Transform
Arabian Plate
African Plate

Figure 6. Plate tectonic features of Turkey

Europe  has  resulted  in  the  development  of

large,   active   faults   and   suture   zones   as

well as extensive volcanism and deformation.

Characteristics  of  the  lithologic  units  outcropping  in  the  Gumushane  District  are  summarized  as follows from the oldest to the youngest in stratigraphic order.

The  oldest  rocks  in  the  area  are  Upper  Paleozoic  Gümüşhane  Granitoids.  This  formation  covers vast  areas  in  the  Eastern  Black  Sea  region.  It  forms  the  deep  foundation  of  the  Gümüşhane

Mountains.  Compositions  vary  and  include  granodiorite,  quartz  diorite  and  similar  rocks.  Large holocrystalline, phaneritic texture and massive structure is dominant.

Jurassic  volcanic  rocks  outcrop  on  broad  areas  of  the  Gümüşhane  District.  These  rocks  represent

submarine   volcanism   and   are   characterized   by   lava   flows   and   pyroclastic   or   agglomerate

formations.  The  formations  consist  of  spilitic  pillow  basalts,  basaltic  andesite  and  similar  rocks

These  units  have  a  semi-layered  structure  and  a  crystalline  texture  in  dark  green,  black,  dark

NI43-101 Gümüşhane Project Technical Report

brown and  grey colors. Pyroclastic flows (agglomerates) cover thicker and  wider areas compared with lavas. Diabase and dacitic dyke-sill networks in this unit are present in the area.

Early  Cretaceous  neritic  limestone,  precipitated  in  shallow  coastal  waters  form  much  of  the surface terrain in the Gumushane area.  It was apparently precipitated discordantly on an irregular submarine  topography developed  at  the  beginning  of  Cretaceous  era.  This  carbonate  sequence  is up  to  400  meters  think  in  places.  Dark  grey  and  beige  colors  are  dominant.  Silicification  of  the limestone  in  the  form  of  quartz  veins  and  flooded  masses  of  silicified  limestone  are  also  present.

Boudinage  structures  have  been  noted  in  the  upper  layers  of  the  limestone  indicated  deformation

of  the  unit  at  some  time  after  deposition.   Siltstone,  mudstone,  sandy  limestone,  and  sandstone

may also be present locally as interbeds in the limestone (Yilmaz, et al, 2008).

The  second  largest  volcanism  in  Gümüşhane  region  is  represented  by  Middle-Upper  Eocene andesitic  volcanic  rocks  They  form  the  surface  on  broad  areas  in  the  north  Gümüşhane  District.

This unit consists of lava and pyroclastic flows (agglomerate) with compositions ranging through

andesite,    basaltic    andesite,    trachyte-andesite,    and    trachyte.    This    volcanic    complex    is

characteristic of island arc volcanism with a calc-alkaline geochemistry.

There  are  areas  of  Pliocene-age  lake  and  stream  sedimentary  formations  throughout  the  district.

These  are  relative  small  in  areal  extent.   Coal  and  petrified  wood  are  present  in  some  of  these sediments.

Quaternary  alluvium  fills  most  of  the  valley  floors  in  the  District  and  represents  the  youngest geologic units in the region.

Property Geology.

A   preliminary   geologic   map   of   the   project   area   is   shown   in   Figure   8.   Upper   Paleozoic

Gümüşhane   Granite  and  associated  granitoids  outcrop  over  most  of  the  western  portion  of  the

Gümüşhane   No.2   block.   It   occurs   at   lower   elevations   south   and   east   of   the   property   and

composes  most  of  the  lower  slopes  in  the  drainage  valleys  to  the  south.   Locally  the  unit  is  grey

to  brown  colored  intrusive  with  a  massive  structure  that  has  been  intensely altered.  It’s  joint  and

fracture  system  has  been  completely  intruded  and  filled  by  silica.    Advanced  alteration  or

kaolination has occurred in the component feldspars.

Unaltered,  reasonable  fresh  Gümüşhane   Granite   crops  out  beneath  the  highly  altered  granitoid

and volcanics in which the sampled, copper-bearing barite alteration zone is located. This granite is pink in many places owing to the high potassium feldspar content of the rock.

The  Jurassic  volcanic  complex  forms  the  foundation  underlying  most  of  both  blocks  of  the property.  Andesite  is  the  dominant  composition.  Andesite,  basaltic  andesite,  trachytic  andesite

are  local  composition  variations.   Lava  and  pyroclastic  flows  of  this  compositional  character  are the  dominant  rock  types  of  this  formation.  Silica  and  clay  alteration  has  developed  in  parallel with the fracture system.

NI43-101 Gümüşhane Project Technical Report

LEGEND

SYMBOLS

Figure 7. Geologic Map and Sections, Gümüşhane Project

These two older units – granite/granitoid and volcanics - form the foundation underlying the site.

Younger rocks composed of Cretaceous neritic limestone and Pliocene detrital sediments dominate the relatively flat topography in the upper elevations of the property. The contact between the limestone and underlying volcanics and intrusives appears to be unconformable and may be the result of tectonics.

Mineralization.

The Gümüşhane property and the surrounding region lie within the Eastern Black Sea or Eastern

Pontides metallogenic zone that extends from Ordu through Giresan and Gümüşhane eastward to

Artvin . This structurally-controlled zone of magmatic, volcanic and metamorphic activity is ripe for mineral deposit development and is one of the richest regions in Turkey in terms of metallic mineral deposits (Taylor, et al, 2009). Geologic and structural conditions are conducive to the development of porphyritic disseminated deposits (Guilbert and Park, 1986), epithermal vein deposits (Demir, et al, 2008), and volcanogenic massive sulfide deposits (Mosier, et al, 2009), all of which occur at numerous locations in the Eastern Black Sea Region and specifically in the

NI43-101 Gümüşhane Project Technical Report

Gümüşhane area. The Paleozoic Rize Batholith (granite and granitoids) is the conjectured source for mineralizing fluids in the region.

Item 8:

Deposit Types

Three  types  of  metalliferous  deposits  are  indicated  by  the  property  location  within  the  Eastern

Pontides  metallogenic  belt  as  well  as  field  observations  and  the  random  sampling  of  selected

locations   within   the   property.   Alteration   types   and   patterns   may   indicate   the   presence   of

disseminated  porphyry-style  mineralization  at  depth.   Extensive  clay  alteration  and  the  presence

of   supergene   copper   minerals   in   barite   veins   on   the   surface   indicate   the   presence   of   an

epithermal  mineral  deposit  at  depth  below  the  property.    Observed  secondary  copper-silver

enrichment  at  the  surface  may  be  an  indication  of  a  near  surface  enriched  copper-silver  deposit

and  a  more  complex  disseminated  porphyry  copper-gold  mineralization  at  depth.   The  presence

of  carbonate  rocks  on  the  surface  in  close  proximity  to  altered  volcanic  rocks  and  intrusive granitic  rocks  also  suggest  the  possibility  of  skarn-type  copper-lead-zinc-gold-silver  deposits underlying the properties and more extensive VMS deposits.

The  sequence  of  Piocene  sedimentary  rocks  present  on  the  surface  throughout  the  Gumushane

No.  1  block  contains  a  section  of  thin  coal  seams  interbedded  with  carbonaceous  shales  beds.

The  coal  sections  appears  to  be  about  two  meters  thick.  This  coal  section  is  contained  within  an island of detrital sediments surrounded by older silicified limestone, and volcanic rocks. Analysis of  the  heat  content  of  the  coal  section  indicates  that  the  entire  zone  is  of  lignite  quality with  low caloric value.

Item 9:

Exploration

Little  exploration  work  has  been  completed  on  the  Gümüşhane  properties.  Several  site  visits  of limited  duration  have  been  conducted  and  random  surface  outcrop  samples  have  been  collected

and  analyzed  in  the  laboratory.   These  sample  results  are  not  representative  of  mineral  deposits on the property rather they are indications of the potential for mineral deposits,

Collected   samples   are   of   the   random,   grab   sample   type   and   were   not   expected   to   be

representative.  Sampling  was  accomplished  in  order  to  identify  potential  mineralized  rock  and determine whether further investigations on the property were warranted.

The author collected seven (7) samples from outcrop areas and road cut exposures during the site

visits  in  June  2012.   These  were  random  grab  samples  of  rock  that  exhibited  potential  for  base

and/or   precious   metal   mineralization.     These   were   intended   as   pre-exploration   samples   to

determine  whether  the  site  warranted  further  more  detailed  exploration.   As  such,  these  are  not

representative  samples  and  no  field  QA/QC  procedures  were  implemented  during  this  phase  of pre-exploration. The laboratory did, however, employ standard QA/QC methods.

The area sampled along the western end of Gümüşhane No. 2 returned interesting and anomalous results from the metals analysis. Selected results of sample analysis are shown in Table 2.

NI43-101 Gümüşhane Project Technical Report

Table 2. Selected Analytical Results for Preliminary Evaluation Sampling, Gumushane No. 2

Analyte      Mo

Cu

Pb

Zn

Ag      Mn      Fe

As

Au

Tl

Ba

Hg

Sb

Ca

Units

ppm

ppm

ppm

ppm

ppb

ppm

%

ppm

ppb

ppm

ppm

ppb

ppm

%

MDL

0.01

0.01

0.01

0.1

2

1

0.01

0.1

0.2

0.02

0.5

5

0.02

0.01

809422

0.07

0.62

18.88

36.3

11

215

1.17

1.4

<0.2

0.04

17.8

6

0.22

0.09

809423

0.26

3.86

26.75

52.4

57

404

2.46

1.4

<0.2

<.02

67

8

0.19

0.56

809424

1.49

1.07

26.19

37.3

37

262

1.48

1.7

0.3

0.04

89.9

45

0.33

0.06

809425

0.42

6718

600.7

629.6

87389

11

0.46

2863

<0.2

0.11

200.6

>50,000

278.7

0.13

809426

17.28

19.64

95.04

22.8

656

14

0.19

18.6

<0.2

0.13

2438

317

3.61

0.11

809429

0.09

94.02

4.08

84.1

9

896

4.54

5.6

2.2

0.18

2808

470

0.32

4.08

809430

0.59

1.59

1.14

8

10

84

0.17

1.1

<0.2

<.02

3.9

11

0.14

26.47

Sample  809425  (collected  at  UTM  coordinates  4472600N  and  536120E  at  an  elevation  of  2260 meters)  was  composed  of  rock  fragments  from  a  shear  zone  in  the  road  cut  at  this  location.  The rock was a white, intensely hydrothermally altered zone containing supergene copper minerals  in

what  appeared  to  barite  veinlets  on  the  surface.    This  type  of  alteration  zone  and  secondary

enrichment  of  copper  with  barite  could  be  indicative  of  a  copper-silver  enrichment  zone  on  the surface  overlying  a  porphyritic,  disseminated  mineralized  mass  or  epithermal  mineralization  at

depth.   This  sample  was  anomalous  for  copper  (0.67%)  and  silver  (87.39  grams  per  tonne  or  2.8

ounces  per  ton).   Barium,  antimony,  and  thallium  concentrations  are  anomalous  as  is  the  high mercury  concentration  in  this  sample.  These  are  indicative  of  the  geochemical  signature  for buried mineralization.

Other   samples   collected   in   the   same   road   cut   over   several   hundred   meters   (running  from

northeast  to  southwest)  from  similar  altered  rocks  showed  elevated  concentrations  of  copper  and silver.  Elevated  gold  concentrations  were  found  in  samples  809424  and  809429  of  0.3  ppb  and

0.9  ppb  respectively.    Samples  809426  and  809429  returned  elevated  silver  concentrations  of

0.66  grams  per  tonne  and  0.39  grams  per  tonne  respectively.   Copper  and  barium  concentrations

in  these  two  samples  were  also  anomalous.  These  results  indicate  the  presence  of  a  mineralized rock mass and certainly warrant further investigations.

Item 10:      Drilling

No  documented  drilling  has  been  complete  on  either  portion  of  the  Gümüşhane  property.  There is,  however,  evidence  in  the  form  of  debris  and  cuttings  on  site  of  drilling  on  Gümüşhane  #1

apparently  exploring  for  coal  in  the  Pliocene  sedimentary  rock  sequence.   However,  no  drilling

report, drillhole logs or any other documentation is available for this drilling.

Item 11:      Sample Preparation, Analyses and Security

Samples were collected and prepared for shipment by the  Author/Qualified Person.  The samples

were   shipped   to   Acme   Laboratories   in   Ankara   under   chain-of-custody   procedures.   The

laboratory   in   Ankara   prepared   the   samples   and   packaged   them   for   shipment   to   Acme

Laboratories   in   Vancouver,   British   Columbia,   Canada   for   chemical   analysis   and   report

NI43-101 Gümüşhane Project Technical Report

preparation.   Samples  were  digested  using  Aqua  Regia  solution  and  then  analysed  for  ultratrace

element   concentrations   by   ICP-MS   method.   Standard   laboratory   QA/QC   methods   were

employed.

Sample   collection,   preparation,   security,   analytical   procedures   and   QA/QC   procedures   are

adequate  at this stage of  exploration and development.   A suitable data management  and QA/QC

program need to be developed for subsequent phases of exploration.

Item 12:      Data Verification

This  item  is  not  relevant  at  this  time  given  the  stage  of  property  development  and  exploration since no data has been generated.

Item 13:      Mineral Processing and Metallurgical Testing

No testing of this nature has yet been initiated for the Gümüşhane properties.

Item 14:      Mineral Resource Estimates

The  properties  are  in  an  early  exploration  phase.    As  such,  no  mineral  resource  estimates  are

possible or warranted at this time.

Items  15  through  22  are  not  relevant  at  this  stage  of  property  development  and  are

reserved   for   additional   requirements   for   advanced   property   technical   reports   as   the

Gümüşhane property develops.

Item 15:      Mineral Reserve Estimates

Item 16:      Mining Methods

Item 17:      Recovery Methods

Item 18:      Project Infrastructure

Item 19:      Market Studies and Contracts

Item 20:      Environmental Studies, Permitting and Social or Community Impact

Item 21:      Capital and Operating Costs

Item 22:      Economic Analysis

Item 23:      Adjacent Properties

No relevant information concerning exploration, mineralization, or mining on any adjacent property was found or made available.

Item 24:      Other Relevant Data and Information

NI43-101 Gümüşhane Project Technical Report

Include any additional information or explanation necessary to make the technical report understandable and not misleading.

Item 25:      Interpretation and Conclusions

The   results   of   the   limited   pre-exploration   phase   work   on   the   Gümüşhane   property   are

encouraging.  Additional  more  detailed  and  invasive  exploration  techniques  are  warranted  given the results of the limited sampling and analysis at  Gümüşhane.  Remote sensing, geophysical and geochemical investigations, and ultimately drilling of identified targets have  reasonable potential to  identify  mineralized  rocks  in  the  Gümüşhane  property  and  may  identify  mineral  deposits  and eventually ore deposits on site.

This  is  an  early  stage  exploration  target.  As  such,  the  risks  of  pursuing  this  type  of  project  are high.  Exploration expenditures and implementations could lead to the conclusion that no mineral

resource  or  reserve  exists  on  the  site.   As  with  any  project  of  this  type,  the  potential  return  on

investment  could  be  great.   On  the  other  hand,  the  risk  of  losing  part  or  all  of  the  invested  funds is also great.

Item 26:      Recommendations

The  Author  recommends  a  phased  approach  to  evaluation  of  the  Gümüşhane  Property  for further development.  The first phase corresponds to the Pre-Exploration and part of the General

Exploration terms as specified by exploration license requirements.

1.   Geologic  mapping;  Complete  a  detailed  geologic  map  of  the  properties  and  surrounding area at 1:1,000 scale.

2.   Geochemical  sampling  and  analysis  over  the  entire  #2  block  to  delineate  the  mineralized alteration  zone  observed  on  the  surface  and  identify  possible  drilling  targets  for  the  next phase of exploration.

3.   Geophysical  investigations:  Conduct  airborne  and  surface  magnetic  and  electromagnetic surveys of the property blocks to identify metallic targets for possible future drilling.

4.   Remote  sensing  analysis:  Conduct  an  analysis  of  satellite  and  other  remote  sensing  data to  delineate  rock  types  and  areas  of  hydrothermal  alteration  that  could  guide  further exploration and drilling.

The  second  phase  would  include  an  initial  drilling  program,  dictated  by  positive  results  of  the

first  phase  investigation.   Additional  phases  of  drilling could  follow  upon  positive results  of  the initial program.

5.   Drilling:   Design   and   implement   an   exploration   drilling   program   to   test   any  targets

indentified during geochemical, geophysical, and remote sensing investigations.

6.   Additional drilling phases to delineate any discovered mineral deposits.

7.   Develop resources and reserves, if feasible.

NI43-101 Gümüşhane Project Technical Report

Item 27:      References

Demir,  Y.,  Uysal,  I.,  Sadiklar,  M.B.,  and  Sipahi,  F.,  2008.   Mineralogy,  Mineral  Chemistry,  and

Fluid   Inclusion   Investigation   of   Kostere   Hydrothermal   Vein-type   Deposit,   Gumushane,

Northeast   Turkey:   European   Journal   of   Mineralogy,   Vol.   185/2,   p.   215–232,   Stuttgart,

November 2008, published online 2008.

Guilbert,  J.M.  and  Park,  Jr.,  C.F.,  1986.  The Geology of  Ore  Deposits,  4th  edition  W.H.  Freeman and Company, New York, New York, 985 pp.

KEFI Minerals website http://www.kefi-minerals.com/turkey.html accessed 9/10/2012.

Mosier, D.L.,  Berger, V.I., and Singer, D.A., 2009, Volcanogenic massive  sulfide deposits of the world;  database  and  grade  and  tonnage models:  U.S.  Geological  Survey Open-File  Report  2009-

1034 [http://pubs.usgs.gov/of/2009/1034/].

Taylor,  C.D.,  Schulz,  K.J.,  Doebrich,  J.L.,  Orris,  G.J.,  Denning,  P.D.,  and  Kirschbaum,  M.J.,

2009.  Geology  and  nonfuel  mineral  deposits  of  Africa  and  the  Middle  East:  U.S.  Geological

Survey Open-File Report 2005–1294-E, 246 p.

Tudes,  S.  and  Ceryan,  S.,  2006.  Urban  geology  of  Gumushane:  IAEG  Paper  No.  832,  The

Geological Society of London, 10 p.

Wikipedia  contributors.  "Gümüşhane."   Wikipedia,  The  Free  Encyclopedia,  31  Aug.  2005.  Web.

8 Aug. 2012.

Yilmaz,  C.,  Carannante,  G.,  and Kandemir,  R.,  2008.  The  rift-related  Late  Cretaceous  drowning of  the  Gümüşhane  carbonate  platform  (NE  Turkey):  Italian  Journal  of  Geosciences,  v.  127,  no.1,

Feb. 2008, p. 37-50

Yazici, D., 2012. Preliminary survey and exploration project report, Aslanay Mining Gümüşhane

Licenses, unpublished, 18 p.

NI43-101 Gümüşhane Project Technical Report

APPENDIX

Gümüşhane Project License Documents

NI43-101 Gümüşhane Project Technical Report

NI43-101 Gümüşhane Project Technical Report

T.C
ENERJİ VE
TABİİ KAYNAKLAR
BAKANLIĞI

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup ARAMA RUHSATI

Genel Arama ve Detay Arama Dönemleri Genel Müdürlükçe vize edilmemiş ruhsatlar/sertifikalar bu dönemler için geçersizdir.

İLİ : GÜMÜŞHANE
İLÇESİ : MERKEZ
KÖYÜ :
RUHSAT NUMARASI : 201200505
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 30.04.2012
RUHSATIN BİTİM TARİHİ : 30.04.2019
ERİŞİM NUMARASI : 3287409
RUHSAT ALANI : 125 Hektar
RUHSAT SAFHASI : Ön Arama Dönemi(1yıl)+Genel Arama Dönemi(2yıl)+Detay Arama Dönemi(4yıl)
RUHSAT SAHİBİ : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KİMLİK NO :
VERGİ DAİRE VE NO : Mecidiyeköy V.D. 890521431
ADRES : EMIRHAN CD. NAKI CANDERE APT. NO:88/4 BEŞİKTAŞ / İSTANBUL

PAFTALAR : h42b2

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	537000	4474000												
1	2	536000	4474000												
1	3	536000	4475250												
1	4	537000	4475250												

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ENERJİ VE TABİİ KAYNAKLAR
BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

NI43-101 Gümüşhane Project Technical Report